Alpine U.S. Real Estate Equity Fund
Alpine International Real Estate Equity Fund
Alpine Realty Income & Growth Fund

PROSPECTUS

Each a Series of Alpine Equity Trust

615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

For More Information Call 1-888-785-5578

or

View our website at www.alpinefunds.com

Dated March 1, 2006
(as amended, March 8, 2006)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities and has not passed on the adequacy or accuracy of the information in this Prospectus. It is a criminal offense to state otherwise.

Alpine Equity Trust  Table of Contents
About the Funds
1	Investment Objectives and Principal Investment Strategies
2	Who Should Invest
2	Main Risks
4	Past Performance
7	Fees and Expenses

Principal Investment Strategies and Related Risks

9	Principal Investment Strategies
10	Investment Risks

Management of the Funds

11	Investment Adviser
12	Portfolio Manager

How to Buy Shares

12	Purchases by Mail
13	Purchases by Wire
14	How the Funds Value Their Shares
14	Additional Information

Exchange Privilege

14	Exchanges by Telephone
15	Exchanges by Mail

How to Redeem Shares

15	Redeeming Shares by Mail
16	Redeeming Shares by Telephone
17	Additional Redemption Information
17	Redemption Fees
18	Tools to Combat Frequent Transactions
18	Trading Practices
19	Fair Value Pricing

Shareholder Services

19	Automatic Investment Plan
19	Telephone Investment Plan
19	Systematic Cash Withdrawal Plan
19	Investments Through Employee Benefit and Savings Plans
19	Automatic Reinvestment Plan
19	Tax Sheltered Retirement Plans
19	Householding
20	Internet Account Access and Trading

Dividends, Distributions and Taxes

20	Dividend Policy
20	Taxation of the Funds
20	Taxation of Shareholders

Financial Highlights

22

Additional Information

26

About the Funds
Investment Objectives and Principal Investment Strategies

Alpine U.S. Real Estate Equity Fund (the “U.S. Fund”) seeks long-term capital growth. Current income is a secondary objective.

The U.S. Fund invests primarily in the equity securities of United States issuers which are principally engaged in the real estate industry or own significant real estate assets.

In managing the assets of the U.S. Fund, Alpine Woods Capital Investors, LLC, (formerly, Alpine Management & Research, LLC) (the “Adviser”) generally pursues a value-oriented approach. It seeks to identify investment opportunities in equity securities of companies which are trading at prices substantially below the underlying value of their real estate properties or revenues. The Adviser considers other company fundamentals and the strength of a company’s management in making investment decisions. The U.S. Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

Alpine International Real Estate Equity Fund (the “International Fund”) seeks long-term capital growth. Current income is a secondary objective.

The International Fund invests primarily in the equity securities of non-United States issuers which are principally engaged in the real estate industry or own significant real estate assets. The Fund pursues a flexible strategy of investing in companies throughout the world. However, it is anticipated that the International Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, Japan, Hong Kong, Singapore, Malaysia and Thailand.

In managing the assets of the International Fund, the Adviser generally pursues a value oriented approach. It focuses on investments throughout the world and seeks to identify the equity securities of foreign companies which are trading at prices substantially below the underlying value of the real estate properties or revenues of the companies. The Adviser also considers other company fundamentals and the strength of a company’s management in making investment decisions, as well as economic, market and political conditions in the countries in which a company is located and operates. The International Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

Alpine Realty Income & Growth Fund (the “Income & Growth Fund”) seeks a high level of current income. Capital appreciation is a secondary objective.

The Income & Growth Fund is a non-diversified investment portfolio that invests primarily in the securities of issuers which are principally engaged in the real estate industry or own significant real estate assets.

In managing the assets of the Income & Growth Fund, the Adviser invests primarily in the equity securities of companies offering high dividend yields and which the Adviser believes offer strong prospects for capital growth. The Income & Growth Fund also invests in debt securities which the Adviser believes offer attractive income streams, giving consideration to the creditworthiness of the issuer, maturity date and other factors, including industry sector and prevailing economic and market conditions. In selecting investments, an important focus of the Adviser is to identify investment opportunities where dividends or interest payments are well supported by the underlying assets and earnings of a company. The Adviser will also emphasize investments in the equity securities of companies which it believes have the potential to grow their earnings at faster than normal rates and thus offer the potential for higher dividends and growth in the future.

Who Should Invest
You should consider investment in one or more of the Alpine Real Estate Funds if you are seeking:

•	investment exposure to companies operating in the real estate sector;
•	liquidity in a real estate-related investment; and
•	investment offering returns that may have less correlation to the returns of the stock and bond markets than equity mutual funds generally.

Main Risks

Investments in the Alpine Real Estate Funds, like any investment, are subject to certain risks. The value of a Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of a Fund’s shares to increase or decrease. You could lose money on an investment.

General Risks of Securities Linked to the Real Estate Market — Because the Funds concentrate their investments in the real estate industry, their portfolios may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. The values of the Funds’ shares are affected by factors affecting the values of real estate and the earnings of companies engaged in the real estate industry. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates.

The value of real estate related securities is also affected by changes in general economic and market conditions. The Funds’ concentration of its investments in these securities may result in a substantial difference between the investment performance of the Funds as compared to the investment performance of the stock market generally.

Risks of Investing in Foreign Securities — Each of the Funds may invest in foreign securities. The International Fund normally invests its assets primarily in foreign securities. These investments involve certain risks not generally associated with investments in the securities of United States issuers. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. The International Fund will be most susceptible to losses attributable to these risks.

Risks of Investing in Fixed Income Securities — Each of the Funds may invest in fixed income securities. The Income & Growth Fund may invest a significant portion of its assets in these securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Funds invest. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Risk of Investing in Non-Diversified Fund - The Income & Growth Fund is “non-diversified.” This means that, as compared to mutual funds which are diversified, the Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds. This may make the Fund’s performance more volatile than would be the case if it had a more diversified investment portfolio.

Past Performance

The following bar charts and tables illustrate the risks of investing in the Alpine Real Estate Funds by showing how each Fund’s performance has varied from year-to-year. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Alpine U.S. Real Estate Equity Fund
Calendar Year Total Returns as of 12/31 Each Year

Best and Worst Quarter Results
During the periods shown in the chart for the U.S. Fund:
Portfolio	Best Quarter		Worst Quarter
U.S. Fund	34.15%	6/30/03	-24.79%	9/30/98

Alpine Internationa Real Estate Equity Fund
Calendar Year Total Returns as of 12/31 Each Year

Best and Worst Quarter Results
During the periods shown in the chart for the International Fund:
Portfolio	Best Quarter		Worst Quarter
International Fund	21.45%	6/30/03	-17.93%	9/30/98

Alpine Income & Growth Fund
Calendar Year total Returns as of 12/31 Each Year

Best and Worst Quarter Results
During the periods shown in the chart for the Income & Growth Fund:
Portfolio	Best Quarter		Worst Quarter
Income & Growth Fund	16.04%	6/30/00	-6.84%	9/30/99

Average Annual Return As of 12/31 Each Year
				Since
Fund	1 Year	5 Years	10 Years	Inception*

Alpine U.S. Real Estate Equity Fund
Return Before Taxes	9.66%	29.15%	18.48%	17.11%
Return After Taxes on Distributions(1)	9.04%	28.34%	16.72%	15.43%
Return After Taxes on Distribution and Sale of Fund Shares	7.09%	25.89%	15.56%	14.45%

Wilshire Real Estate Securities Index(2)	14.06%	19.04%	15.14%	13.15%
Lipper Real Estate Funds Average(3)	11.75%	18.57%	14.90%	12.69%

Alpine International Real Estate Equity Fund
Return Before Taxes	17.31%	21.15%	11.26%	8.46%
Return After Taxes on Distributions(1)	16.89%	20.21%	10.80%	7.96%
Return After Taxes on Distribution and Sale of Fund Shares	11.80%	18.29%	9.84%	7.34%

GPR General Property Securities Global Index (4)	11.02%	16.84%	8.58%	6.40%
S&P/Citigroup World (ex. U.S.) Property Index(5)	17.29%	17.28%	8.87%	N/A

Alpine Realty Income & Growth Fund
Return Before Taxes	11.10%	20.32%	NA	19.78%
Return After Taxes on Distributions(1)	9.50%	17.97%	NA	17.16%
Return After Taxes on Distribution and Sale of Fund Shares	7.52%	16.40%	NA	15.84%

Morgan Stanley REIT Index(6)	12.13%	18.70%	NA	16.40%

*     The inception date for the U.S. Fund was 9/1/1993. The inception date for the International Fund was 2/01/1989. The inception date for the Income & Growth Fund was 12/29/1998.
(1)
After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Wilshire Real Estate Securities Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Funds reflects the deduction of fees for these value-added services. Investors cannot directly invest in this index.

(3)
The Lipper Real Estate Funds Average is an average of funds that invest 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Lipper Real Estate Funds Average is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Funds reflects the deduction of fees for these value-added services. Investors cannot directly invest in this index.

(4)
The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The GPR General Property Securities Global Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Funds reflects the deduction of fees for these value-added services. Investors cannot directly invest in this index.

(5)
The S&P/Citigroup World (ex. U.S.) Property Index is a market weighted total return performance index, available on a monthly basis. The index consists of any companies from developed markets that has float larger than $100 million and derive more than half of its revenue from property-related activities. The S&P/Citigroup World (ex. U.S.) Property Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Funds reflects the deduction of fees for these value-added services.  Investors cannot directly invest in this index.

(6)
The Morgan Stanley REIT Index is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Funds reflects the deduction of fees for these value-added services. Investors cannot directly invest in this index.

Fees and Expenses	This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Alpine U.S.	Alpine International	Alpine Realty
Real Estate Equity	Real Estate Equity	Income & Growth
Fund	Fund	Fund

Shareholder Fees (fees paid directly from
your investment)	None	None	None
Redemption Fees (as a percentage of amount redeemed) (1)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses
that are deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%
Other Fees and Expenses	0.19%	0.18%	0.18%
Distribution and Service (12b-1) Fees	None	None	None
Total Gross Annual Fund Operating Expenses	1.19%	1.18%	1.18%
Waivers and Reimbursements	None	None	None(2)
Total Net Annual Fund Operating Expense	1.19%	1.18%	1.18%

(1)
A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds less than 60 days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Funds to help defray the expense to the Funds of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. Please see the Redemptions section of this prospectus on page for a list of the types of accounts and conditions under which this fee will not be assessed.

(2)
The Adviser has agreed contractually to waive its fees and to absorb expenses of the Income & Growth Fund to the extent necessary to ensure that ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 1.50% of the Fund’s average net assets. The Income & Growth Fund has agreed to repay the Adviser the amount of any fees waived and Fund expenses absorbed, subject to certain limitations further described under Management of the Fund. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

Example: The following examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs or investment return may be higher or lower, based on these assumptions, the costs would be:

	1 Year	3 Years	5 Years	10 Years
Alpine U.S. Real Estate Equity Fund	$121	$378	$654	$1,443
Alpine International Real Estate Equity Fund	$120	$375	$649	$1,432
Alpine Realty Income & Growth Fund	$120	$375	$649	$1,432

Principal Investment Strategies and Related Risks

The following are the Funds’ principal investment strategies. A more detailed description of the Funds’ investment policies and restrictions, and additional information about the Funds’ investments, is contained in the Statement of Additional Information.

Alpine U.S. Real Estate Equity Fund

U.S. Real Estate Companies — Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. issuers which are principally engaged in the real estate industry or own significant real estate assets. These companies include, but are not limited to, real estate investment trusts (“REITs”), real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales — The Fund may borrow up to 10% of the value of its total assets for investment purposes.  Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Foreign Securities — The Fund may invest up to 20% of the value of its total assets in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts) (“ADRs”) that represent indirect interests in securities of foreign issuers.

Defensive Position — During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

Alpine International Real Estate Equity Fund

Foreign Real Estate Companies — Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of non-U.S. issuers located in at least three foreign countries which are principally engaged in the real estate industry or which own significant real estate assets. These companies include, but are not limited to REITs, real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Foreign Securities — The Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities.

Borrowing and Short Sales — Loans in the aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act.   The Fund may also effect short sales of securities.  The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Defensive Position — During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

Principal Investment Strategies and Related Risks

Alpine Realty Income & Growth Fund

Real Estate Securities — Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of issuers which are principally engaged in the real estate industry or own significant real estate assets. These companies include, but are not limited to, REITs, real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Foreign Securities — The Fund may invest up to 35% of the value of its total assets in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers.

Fixed Income Securities — The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. The Fund may invest in both investment grade and non-investment grade debt securities, with up to 15% of the value of its total assets in non-investment grade debt securities.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales — The Fund may borrow up to 10% of the value of its total assets for investment purposes.  Loans in the aggregate, to cover overdrafts or for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act.  The Fund may also effect short sales of securities.  The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Non-Diversified Portfolio — As a “non-diversified” fund, the Fund may invest in fewer individual companies than a diversified investment company. This means that the Fund may invest a greater percentage of its assets than a diversified investment company in a small number of issuers. As a result, fluctuations in the values of the Fund’s investments may have a greater effect on the value of shares of the Fund than would be the case for a diversified investment company.

Defensive Position — During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

Investment Risks

Real Estate Securities — Because the Funds invest primarily in the securities of real estate related companies, the values of the Funds’ shares are affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include: changes in the value of real estate properties; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income, neighborhood values or the appeal of property to tenants; and changes in interest rates. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REITS — Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. The Funds’ investments in REITs can, in particular, be adversely affected by a deterioration of the real estate rental market, in the case of REITs that primarily own real estate, or by deterioration in the creditworthiness of property owners and changes in interest rates, in the case of REITs that primarily hold mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”).

Foreign Securities — Investments in foreign securities involve certain risks. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries.  The Alpine International Real Estate Equity Fund normally invests primarily in foreign securities and for this reason it will be most susceptible to losses attributable to these risks.

Smaller Companies — Many issuers of real estate securities are smaller companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, well-established companies. Also, there is often less publicly available information concerning smaller companies than there is for larger, more established issuers. The equity securities of smaller companies are often traded over-the-counter and may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

Lower Rated Debt Securities (sometimes known as “junk bonds”) — Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Illiquid Securities — Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

Use of Leverage and Short Sales — Subject to certain limitations, the Funds may use leverage in connection with their investment activities and may effect short sales of securities. These investment practices involve special risks. Leverage is the practice of borrowing money to purchase securities. It can increase the investment returns of a Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by a Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. If the security declines in value, the Fund will realize a gain on the transaction. However, if the price of a security increases in value, the Fund will suffer a loss, which could be significant because there is no limit on the amount the price of the security may increase.

Portfolio Turnover — The Funds may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Funds. However, it is expected that the annual portfolio turnover rate of each Fund will not exceed 150%. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Other Investments — The Funds may use a variety of other investment instruments in pursuing their investment programs. The investments of the Funds may include: mortgage-backed securities; securities of other investment companies; and various derivative instruments, including options on securities, options on securities indices, options on foreign currencies, forward foreign currency contracts, and futures contracts. Various risks are associated with these investments.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting Alpine Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-888-785-5578.

Management of the Funds

The management of each Fund is supervised by the Board of Trustees of Alpine Equity Trust (the “Trust”). Alpine Woods Capital Investors, LLC (formerly, Alpine Management & Research, LLC) (the “Adviser”) serves as the investment adviser of the Funds.

Investment Adviser

The Adviser provides investment advisory and management services to the Funds and other advisory clients. All of its client accounts are invested principally in real estate securities. Mr. Samuel A. Lieber is the controlling person of the Adviser.

As investment adviser to the Funds, the Adviser manages the Funds’ investments and is responsible for making all investment decisions and placing orders to purchase and sell securities for the Funds. The U.S. Fund and the Income & Growth Fund each pay the Adviser a monthly fee computed at the annual rates of: 1% of the average daily net assets of the Fund on the first $750 million of assets; 0.9% of average daily net assets on an annual basis on the next $250 million in assets; and 0.8% of average daily net assets on assets in excess of $1 billion. The International Fund pays the Adviser a monthly fee computed at the annual rate of 1% of the average daily net assets of the Fund. The total estimated annual expenses of the Funds are set forth in the section titled, “FEES AND EXPENSES.” The Adviser has agreed contractually to waive its fees and to absorb expenses of the Income & Growth Fund to the extent necessary to ensure that ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 1.50% of the Fund’s average net assets. The Income & Growth Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination. For the fiscal year ending October 31, 2005, the Adviser received a management fee of 1.00% of each respective Fund’s average daily net assets under management.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of the Funds’ shares as a factor in the selection of dealers to effect portfolio transactions for the Funds.

A discussion regarding the basis for the Board of Trustees approval of the Funds’ investment advisory agreement (“Advisory Agreement”) is available in the Funds’ Statement of Additional Information and will be available in the Semi-Annual Report to Shareholders dated April 30, 2006 for the period November 1, 2005 through April 30, 2006.

Portfolio Manager

Mr. Samuel A. Lieber serves as the portfolio manager for the U.S. Fund and the International Fund and has served in that capacity since the inception of each Fund. Mr. Lieber was the co-manager of the Alpine Realty Income & Growth Fund from its inception through December 1999. From 1985 until February 17, 1998 (when the Adviser assumed responsibility for managing the Funds), Mr. Lieber was a portfolio manager with Evergreen Asset Management Corp., the former adviser of the U.S. Fund and the International Fund.

Mr. Robert W. Gadsden is the portfolio manager of the Alpine Realty Income & Growth Fund and serves as Senior Real Estate Analyst for the Adviser. Prior to joining the Adviser in 1999, Mr. Gadsden was a Vice President of the Prudential Realty Group.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

How to Buy Shares

No sales charges are imposed on the purchase of shares of the Funds. You may purchase shares of each Fund at net asset value as described below or through your financial intermediary. The minimum initial investment in each Fund is $1,000. The minimum may be waived in certain situations. There is no minimum for subsequent investments. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase. Stock certificates will not be issued except if requested. Instead, your ownership of shares will be reflected in your account records with the Funds.

Purchases by Mail
To make an initial purchase by mail:

•	Complete the enclosed application.

•	Mail the application, together with a check made payable to the Alpine Funds to:

By Mail: Alpine Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Delivery or Express Mail: Alpine Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

•
The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

•
Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-785-5578 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchases by Wire

If you are making your first investment in the Funds, before you wire funds:

•	The Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the address above.

•	Upon receipt of your completed account application, the Transfer Agent will establish an account for you.

•
The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit:
(name of Alpine Fund to be purchased)
(shareholder registration)
(shareholder account number)

For Subsequent Investments - By Wire

•	Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

How the Funds Value Their Shares

The net asset value of the shares of each Fund is calculated by dividing the value of each Fund’s net assets by the number of outstanding shares of the Fund. Net asset value is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of each Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees of the Trust. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss a Fund or the Adviser incurs and you will be subject to a returned check fee of $25. If you are an existing shareholder of any of the Funds, a Fund may redeem shares from your account in any of the Funds to reimburse the Fund or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Funds.

Shares of the Funds have not been registered for sale outside of the United States. The Alpine Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of one of the other Alpine Funds. You may do this through your financial intermediary, or by telephone or mail as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Fund. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a Fund is subject to the minimum investment requirements of that Fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests. Exchanges are not subject to redemption fees, except in the case of an exchange from a Fund with a redemption fee to a Fund that does not currently charge a redemption fee.

The Funds each have different investment objectives and policies. You should review the objective and policies of the Fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. You are limited to five exchanges per calendar year. The exchange privilege may be modified or discontinued at any time by the Funds upon sixty days’ notice.

Exchanges by Telephone

To exchange shares by telephone:

•	Call 1-888-785-5578.
•	Shares exchanged by telephone must have a value of $1,000 or more.
•	Exchange requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day.
•
During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

•	The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.
•	Telephone exchanges are subject to a $5.00 fee per exchange.

To exchange shares by telephone, you must indicate this on the Application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail

To exchange shares by mail:

•	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).
•	If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

For further information, call 1-888-785-5578.

How to Redeem Shares

You may redeem shares of the Funds on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to twelve business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Redeeming Shares by Mail

To redeem shares by mail:

Send a signed letter of instruction and, if certificates for shares have been issued, the signed certificates and an executed stock power form, to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. (Stock power forms are available from your financial intermediary, the Alpine Funds, and most commercial banks.)

•	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

•	A signature guarantee of each owner is required to redeem shares in the following situations:

o	If ownership is changed on your account
o	When redemption proceeds are sent to a different address than that registered on the account
o	If the proceeds are to be made payable to someone other than the account’s owner(s)
o	Any redemption transmitted by federal wire transfer to a bank other than the bank of record
o	If a change of address request has been received by the Transfer Agent within the last 15 days
o	When adding the telephone redemption option to an existing account
o	For all redemptions in excess of $50,000 from any shareholder account (if applicable)

•
The Funds and/or the Transfer Agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Fund’s Transfer Agent.

•	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 1-888-785-5578.

Redeeming Shares by Telephone

To redeem shares by telephone:

•
Call 1-888-785-5578 between the hours of 8:00 a.m. and 7:00 p.m. (Central time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

•	Specify the amount of shares you want to redeem (minimum $1,000, maximum $50,000).
•	Provide the account name, as registered with a Fund, and the account number.
•
Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. Redemption proceeds may also be sent via electronic funds transfer through the Automated Clearing House (“ACH”) network, to your predetermined bank account. There is no charge for the electronic funds transfer however credit may not be available for two to three days.

•
During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail, but send your written request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

•	The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

To redeem shares by telephone, you must indicate this on your Application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Signatures must be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds’ transfer agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

Additional Redemption Information
A redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law. The Funds reserve the right to close your account in a Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days’ written notice to increase the account value before the account is closed. Although in unusual circumstances the Funds may pay the redemption amount in-kind through the distribution of portfolio securities, they are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder.

Redemption Fees

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Funds’ investment programs. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Funds at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Funds’ transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Funds, as the Adviser is unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Funds assess a 1.00% fee on the redemption of Fund shares held for less than 60 days. Redemption fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion in instances they deem not to be disadvantageous to the Funds.

The Funds will use the first-in, first-out (“FIFO”) method to determine the 60-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Funds for a 60-day period from, and including, the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account. The redemption fee will also not be assessed on exchanges (except in instances where you are exchanging shares of a Fund with a redemption fee into a Fund which does not currently have a redemption fee) or to accounts of the Adviser or its affiliates used to capitalize the Funds as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemptions to avoid adverse effects to the Funds.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

While the Funds make every effort to collect redemption fees, the Funds may not always be able to track short-term trading effected through financial intermediaries. Financial intermediaries include omnibus accounts or retirement plans.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors.  While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager’s attempts to achieve a Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Funds’ transaction costs to the detriment of the remaining shareholders.

Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences and funds that invest in investments which are not frequently traded, may be targets of market timers. The Funds do not accommodate “market timers” and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm Fund performance. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund.

For these reasons, the Funds use a variety of techniques to monitor for and detect abusive trading practices. These steps include, monitoring trading activity, using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available and a 1.00% redemption fee for all Funds on shares held fewer than 60 days. These techniques may change from time to time as determined by the Funds in their sole discretion.

Trading Practices

Currently, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive. The Funds may deem the sale of all or a substantial portion of a shareholder's purchase of fund shares to be abusive. In addition, the Funds reserve the right to accept purchases and exchanges if it believes that such transactions would not be inconsistent with the best interests of Fund shareholders or this policy.

The Funds monitor selected trades in an effort to detect excessive short- term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds' efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds' ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information.

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the NYSE, the time each Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their net asset values. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Funds holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine its net asset value per share.

Shareholder Services

The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 1-888-785-5578. Some services are described in more detail in the Application.

Automatic Investment Plan. You may make regular monthly or quarterly investments automatically in amounts of not less than $50 through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the Funds. In order to participate in the Plan, your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the plan, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-888-785-5578. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment by calling 1-888-785-5578. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received by 4:00 p.m. (Eastern time), shares will be purchased at the net asset value calculated on that day.

Systematic Cash Withdrawal Plan. If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive regular monthly or quarterly checks in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you should elect to have dividends and capital gain distributions on your Fund shares reinvested.

Investments through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants. The Adviser may provide compensation to organizations providing administrative and recordkeeping services to those plans.

Automatic Reinvestment Plan. For your convenience, all dividends and distributions of a Fund are automatically reinvested in full and fractional shares of that Fund at the net asset value per share at the close of business on the record date, unless you request otherwise in writing. A written request to change your dividend reinvestment election must be received at least three full business days before a given record date to be effective on that date.

Tax Sheltered Retirement Plans. Eligible investors may open a pension or profit sharing account in a Fund under the following prototype retirement plans: (i) Individual Retirement Accounts (‘‘IRAs’’) and Rollover IRAs; and (ii) Simplified Employee Pensions (“SEPs”) for sole proprietors, partnerships and corporations.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-785-5578 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Internet Account Access and Trading. This option allows you to access your account information online as well as execute transactions on your account. To choose this option, complete the appropriate section of the new account application. For Internet transactions, only bank accounts held at domestic institutions which are ACH members may be used. Your Funds’ shares will be purchased or redeemed at the next NAV determined after receipt of your order. You may not use Internet transactions for your initial purchase of Fund shares.

Log on to the Funds’ website at www.alpinefunds.com to access your account and to create your PIN.

Dividends, Distributions and Taxes

Dividend Policy. It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. You may elect to have dividends and/or capital gains paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Funds’ then current net asset value and to reinvest all subsequent distributions.

Taxation of the Funds. Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, a Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting these distribution requirements.

Taxation of Shareholders. The following information is meant as a general summary for U.S. citizens and residents. Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares.

The Funds’ net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the Funds. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. For amounts paid in 2005, the backup withholding rate is 28%. The Fund may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes. Shareholders who are subject to U.S. Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by the Fund. The Fund’s transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

This discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change. A more detailed discussion is contained in the SAI. You should consult your own tax adviser as to the tax consequences of investing, including the application of state and local taxes which may be different from the Federal income tax consequences described above.

Financial Highlights
The following tables present financial highlights for a share outstanding throughout each period indicated. Deloitte & Touche LLP is the independent registered public accounting firm. The information for the fiscal year ended October 31, 2004 and 2005 has been audited by Deloitte & Touche LLP. Information for periods ended prior to October 31, 2004 has been audited by another independent registered public accounting firm. It should be read in conjunction with the financial statements and related notes contained in the annual reports to shareholders of the Funds. The annual reports to shareholders may be obtained without charge.

Alpine U.S. Real Estate Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,				Period Ended October 31,		Year Ended September 30,
	2005	2004	2003	2002	2001(a)		2001

Net Asset Value, Beginning of Period	$34.51	$29.21	$17.53	$13.54	$13.57		$13.54

Income(Loss) from Investment Operations:
Net investment income (loss)	0.12	(0.05)(b )	0.07(c )	0.03	0.00		(0.04)
Net realized/unrealized gains (losses) on investments	7.47	6.61	11.63	3.96	(0.03)		0.07
Total from investment operations	7.59	6.56	11.70	3.99	(0.03)		0.03

Less Distributions:
Net investment income	(0.09)	—	(0.02)	—	—		—
Net realized gains on investments	(2.56)	(1.26)	—	—	—		—

Total distributions	(2.65)	(1.26)	(0.02)	—	—		—

Net Asset Value, End of Period	$39.45	$34.51	$29.21	$17.53	$13.54		$13.57
Total Return	22.18%	23.12%	66.81%	29.47%	(0.22)%(d	)	0.22%
Ratios/Supplementary Data:
Net assets at end of period (000)	$556,648	$216,773	$107,753	$36,083	$19,314		$19,643
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.19%	1.31%	1.67%	1.72%	2.46%(e	)	2.16%
After waivers and reimbursements	1.19%	1.31%	1.67%	1.72%	2.23%(e	)	1.98%
Ratio of net investment income (loss) to average net assets	0.16%	(0.17)%	0.32%	0.16%	(0.33)%(e	)	(0.25)%

Ratio of interest expense to average net assets	0.01%	0.03%	0.05%	0.00%	0.03%(e	)	0.00%
Portfolio turnover (f)	34%	73%	86%	115%	10%		151%

(a)	For the period from October 1, 2001 to October 31, 2001.
(b)
Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(c)	Net investment income is calculated using average shares outstanding during the period.
(d)	Not Annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Alpine International Real Estate Equity Fund
Financial Highlights
(For a share outstanding throughout each period)
Year Ended October 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$24.28	$20.23	$13.81	$12.34	$12.73

Income (Loss) from Investment Operations:
Net investment income (loss)	0.74	0.29(a )	0.22(a )	0.12(a )	-
Net realized/unrealized gains (losses) on investments	5.71	4.30	6.42	1.60	(0.39)
Total from investment operations	6.45	4.59	6.64	1.72	(0.39)

Less Distributions:
Net investment income	(0.73)	(0.44)	(0.22)	(0.25)	—
Net realized gain on investments	(1.11)	(0.10)	—	—	—
Total distributions	(1.84)	(0.54)	(0.22)	(0.25)	—

Net Asset Value, End of Period	$28.89	$24.28	$20.23	$13.81	$12.34
Total Return	27.29%	23.25%	48.87%	14.03%	(3.06)%
Ratios/Supplementary Data:
Net assets at end of period (000)	$290,747	$87,621	$86,428	$31.457	$25,344
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.18%	1.35%	1.52%	1.81%	2.14%
After waivers and reimbursements	1.18%	1.35%	1.52%	1.81%	1.96%
Ratio of net investment income (loss) to average net assets	1.22%	1.40%	1.36%	0.82%	0.00%
Ratio of interest expense to average net assets	0.00%	0.00%	0.02%	0.00%	0.11%
Portfolio turnover	10%	38%	51%	48%	49%

(a)
Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

Alpine Realty Income & Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$19.97	$16.67	$13.55	$11.92	$11.43

Income from Investment Operations:
Net investment income	1.06	0.71(a)	0.77(a)	0.76(a)	0.59
Net realized/unrealized gains on investments	2.07	3.45	3.21	1.74	0.71

Total from investment operations	3.13	4.16	3.98	2.50	1.30

Less Distributions:
Net investment income	(0.84)	(0.82)	(0.81)	(0.81)	(0.81)
Net realized gains on investments	(0.34)	(0.04)	(0.05)	(0.06)	—
Total distributions	(1.18)	(0.86)	(0.86)	(0.87)	(0.81)

Net Asset Value, End of Period	$21.92	$19.97	$16.67	$13.55	$11.92
Total Return	15.92%	25.51%	30.45%	21.21%	11.44%
Ratios/Supplementary Data:
Net assets at end of period (000)	$641,224	$394,153	$183,410	$49,650	$8,051
Ratio of expenses to average net assets:
Before waivers and recoveries	1.18%	1.25%	1.38%	1.57%	2.59%
After waivers and recoveries	1.18%	1.25%	1.40%	1.46%	1.41%
Ratio of net investment income to average net assets	3.47%	3.85%	4.98%	5.62%	4.68%
Ratio of interest expense to average net assets	0.00%	0.01%	0.00%	0.00%	0.11%
Portfolio turnover	34%	65%	45%	86%	149%

(a)
Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

Notice of Privacy Policy

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Not Part of the Prospectus

Additional Information

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

INVESTMENT ADVISER

ALPINE WOODS CAPITAL INVESTORS, LLC
2500 Westchester Avenue, Suite 215
Purchase NY 10577

CUSTODIAN
U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
555 East Wells Street
Milwaukee, WI 53202

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
BLANK ROME LLP
405 Lexington Avenue
New York, NY 10174

To Obtain More Information About the Funds

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports — Additional information is available in each Fund’s annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI) — The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To obtain free copies of the annual or semi-annual report or the SAI or to discuss questions about the Funds:

By Telephone — 1-888-785-5578

By Mail — Alpine Real Estate Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

By Website- www.alpinefunds.com — The SAI is currently not available on the website but you may obtain the document as noted above.

From the SEC — Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-05684.